UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2013 (August 3, 2012)

AVRA Surgical Robotics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-52330	32-2277305
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Stamell & Schager, LLP, 1 Liberty Plaza 35th Floor, New York, NY 10006

(Address of Principal Executive Offices)

(212) 566-4047

(Registrant’s telephone number, including area code)

__________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this current report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the “Risk Factors” incorporated by reference in this current report below.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

EXPLANATORY NOTE

This current report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This current report responds to the following items on Form 8-K:

Item 5.06 - Change in Shell Company Status

Item 9.01 - Financial Statements and Exhibits

As used in this current report and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to AVRA Surgical Robotics, Inc. (f/k/a RFG Acquisition II, Inc.) following its change of business purpose from pursing a business combination with an operating entity to designing, developing and manufacturing surgical robotic systems (the “Change of Purpose”). In furtherance of the Change of Purpose, the Company appointed new executive management and entered into employment agreements. In addition, in order to better reflect the Company's new business, and for the sole purpose of changing the Company's name, it caused the formation of a wholly owned subsidiary, "AVRA Surgical Robotics, Inc.", and on August 3, 2012 consummated a merger, pursuant to which the Company survived but adopted the name of the subsidiary (the “Merger”). In connection with the Merger, we filed a Certificate of Ownership and Merger with the Office of Secretary of State of Delaware on August 3, 2012.

 Item 5.06 Change in Shell Company Status.

On August 3, 2012, as a result of the Change of Purpose, and as more fully disclosed in our Current Report on Form 8-K filed on August 7, 2012, which is hereby incorporated into this Item 5.06 by reference, the Company ceased being a shell company.

Additional Information

The following information is being provided with respect to the Company after giving effect to the Change of Purpose pursuant to the requirements of Item 5.06 of Form 8-K and Form 10. The references to "S-1 Registration Statement" below refer to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 12, 2013 (File No. 333-186609), including any subsequent amendments (the “S-1 Registration Statement”).

FORM 10 INFORMATION

BUSINESS

The information required to be provided herein is set forth in “Description of Our Business” in the S-1 Registration Statement and is incorporated herein by reference.

RISK FACTORS

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide this information.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the S-1 Registration Statement and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in “Property” in the S-1 Registration Statement and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required to be provided herein is set forth in “Security Ownership of Certain Beneficial Owners and Management” in the S-1 Registration Statement and is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in “Directors, Executive Officers, Promoters and Control Persons” in the S-1 Registration Statement and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the S-1 Registration Statement and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Certain Relationships and Related Transactions” in the S-1 Registration Statement and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Description of Our Business” in the S-1 Registration Statement and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market for Common Equity” in the S-1 Registration Statement and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Recent Sales of Unregistered Securities” in Part II of the S-1 Registration Statement and is incorporated herein by reference.

DESCRIPTION OF SECURITIES TO BE REGISTERED

The information required to be provided herein is set forth in “Description of Securities” in the S-1 Registration Statement and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Indemnification of Directors and Officers” in Part II of the S-1 Registration Statement and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in “Financial Information” in the S-1 Registration Statement and is incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

The Company's audited financial statements as set forth below are included in the S-1 Registration Statement and incorporated herein by reference.

Audited Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2011 and 2010
Statements of Operations for the Years Ended December 31, 2011 and 2010 and the Period from August 29, 2006 (Inception) Through December 31, 2011
Statements of Stockholders’ Equity (Deficiency) for the Period from August 29, 2006 (Inception) Through December 31, 2011
Statements of Cash Flows for the Years Ended December 31, 2011 and 2010 and the Period from August 29, 2006 (Inception) Through December 31, 2011
Notes to Financial Statements

The Company's unaudited financial statements as set forth below are included in the S-1 Registration Statement and incorporated herein by reference.

Unaudited Financial Statements

Consolidated Balance Sheets as of September 30, 2012 (Unaudited) and December 31, 2011
Consolidated Statements of Operations (Unaudited) for the Three and Nine Months Ended September 30, 2012 and 2011, and for the Period August 29, 2006 (Inception) Through September 30, 2012
Consolidated Statements of Stockholders’ Equity (Deficiency) for the Period August 29, 2006 (Inception) Through September 30, 2012 (Unaudited)
Consolidated Statements of Comprehensive Income (Unaudited) for the Three and Nine Months Ended September 30, 2012 and 2011, and for the Period August 29, 2006 (Inception) Through September 30, 2012
Consolidated Statements of Cash Flows (Unaudited) for the Nine Months Ended September 30, 2012 and 2011, and for the Period August 29, 2006 (Inception) Through September 30, 2012
Notes to Consolidated Financial Statements

(b) Exhibits

EXHIBIT INDEX

Exhibit No.	Description	Incorporation by Reference
		Form	Exhibit	Filing Date

3.1	Certificate of Ownership and Merger filed with the Office of Secretary of State of Delaware on August 3, 2012	8-K	3.1	08/07/2011

3.2	Certificate of Incorporation	10-SB	3.1	11/22/2006

3.3	Bylaws	10-SB	3.2	11/22/2006
0.1	Securities Purchase Agreement, dated September 16, 2011	8-K	10.1	09/22/2011

10.2	Repurchase Agreement, dated September 16, 2011	8-K	10.2	09/22/2011

10.3	Initial Purchase Agreement, dated December 19, 2012	8-K	10.1	01/07/2012

10.4	Form of December Purchase Agreement, dated December 31, 2012	8-K	10.3	01/07/2012

10.5	Form of Subsequent Purchase Agreement, dated December 31, 2012	8-K	10.4	01/07/2012

10.6	Development and Manufacturing Agreement, dated October 22, 2012	8-K	10.3	11/30/2012

10.7	Form of Employment Agreement with, Stephan Sagolla, dated August 2, 2012	8-K	10.1	8/07/2012

10.8	Form of Employment Agreement with Bernd Gombert, dated October 5, 2012	8-K	10.4	11/30/2012

23.1	Consent of Raich Ende Malter & Company LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVRA SURGICAL ROBOTICS, INC.

Date: February 14, 2013	By:	/s/ Barry F. Cohen
Barry F. Cohen, President